Exhibit 10.4

EXECUTION COPY

FIRST LIEN OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

(NAVIGATOR AND VOYAGER)

FIRST LIEN OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”) dated as of March 14, 2011, among Prestige Cruise Holdings, Inc., a Panamanian sociedad anónima (“Holdings”), Seven Seas Cruises S. de R.L., a Panamanian sociedad de responsibilidad limitada (formerly known as Classic Cruises Holdings S. de R.L., “SSC”), Celtic Pacific (UK) Two Limited, a company incorporated and existing under the laws of the Commonwealth of The Bahamas (“CP2”), Supplystill Limited, an English private limited company (“Supplystill”, and together with CP2, the “Assignors” and each an “Assignor”), Navigator Vessel Company, LLC, a Delaware limited liability company (“Navigator, LLC”), Voyager Vessel Company, LLC, a Delaware limited liability company (“Voyager, LLC”, and together with Navigator LLC, the “Assignees” and each an “Assignee”), Mariner, LLC, a Marshall Islands limited liability company (“Mariner, LLC” and together with SSC, Navigator, LLC and Voyager, LLC, the “Borrowers”), Regent Seven Seas Cruises UK Limited, an English private limited company (“RSSC”), Celtic Pacific (UK) Limited, an English private limited company (“CPUK”), SSC (France) LLC, a Delaware limited liability company (“SSC LLC”, and together with Holdings, RSSC and CPUK, the “Guarantors”), HSBC BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and the other parties named in the Credit Agreement referred to below.

All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, each of CP2 and Supplystill is a stated borrower under that certain Credit Agreement, dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, the Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, Supplystill wishes to (i) transfer the SEVEN SEAS VOYAGER and all other Collateral of Supplystill to Voyager, LLC and Voyager, LLC wishes to accept such transfer and (ii) assign to Voyager, LLC all of its right, title, interest and obligations in, to and under the Voyager Loan Documents (as hereafter defined) to which it is party including any of the exhibits, schedules or annexes thereto, in each case as amended hereby, or any other instrument or document executed in connection therewith and Voyager, LLC wishes to assume all right, title, interest and obligations of Supplystill in, to and under the Voyager Loan Documents including any of the exhibits, schedules or annexes thereto, in each case as amended hereby, or any other instrument or document executed in connection therewith (the foregoing clauses (i) and (ii) are referred to herein as the “Voyager Transactions”);

WHEREAS, CP2 wishes to (i) transfer the SEVEN SEAS NAVIGATOR and all other Collateral of CP2 to Navigator, LLC and Navigator, LLC wishes to accept such transfer (the “Navigator Transfer”), (ii) concurrently with the Navigator Transfer, re-register the SEVEN SEAS NAVIGATOR under the laws of the Commonwealth of The Bahamas (the “Navigator Re-flag”) and (iii) assign to Navigator, LLC all of its right, title, interest and obligations in, to and under the Navigator Loan Documents (as hereafter defined) including any of the exhibits, schedules or annexes thereto, in each case as amended hereby, or any other instrument or document executed in connection therewith and Navigator, LLC wishes to assume all right, title, interest and obligations of CP2 in, to and under the Navigator Loan Documents including any of the exhibits, schedules or annexes thereto, in each case as amended hereby, or any other instrument or document executed in connection therewith (the foregoing clauses (i), (ii) and (iii) are referred to herein as the “Navigator Transactions”);

WHEREAS, each of CP2, Supplystill, Navigator, LLC, Voyager, LLC and each other Loan Party wishes to enter into this Agreement to (i) effect the Navigator Transactions and the Voyager Transactions, (ii) make certain amendments to the Navigator Loan Documents and the Voyager Loan Documents as set forth herein, (iii) obtain consent of the Collateral Agent for the assignment by Supplystill, and the assumption by Voyager, LLC, of all of its rights, titles, interests and obligations in, to and under the applicable Assigned Contracts (as defined in the Collateral Agreement (defined in Schedule A hereto)) to which Supplystill is a party (the “Voyager Contracts Assignment”) and (iv) obtain consent of the Collateral Agent for the assignment by CP2, and the assumption by Navigator, LLC, of all of its rights, titles, interests and obligations in, to and under the applicable Assigned Contracts to which CP2 is a party (the “Navigator Contracts Assignment”);

WHEREAS, pursuant to Sections 10.04(a) and 10.08(b), including clause (vi) thereof, of the Credit Agreement, the Borrowers have requested consent of the Administrative Agent, the Collateral Agent and each Lender, as applicable, for (i) the Voyager Transactions and the Navigator Transactions and (ii) the Voyager Contracts Assignment and the Navigator Contracts Assignment, and the Administrative Agent, the Collateral Agent and each Lender, as applicable, is willing to consent to the foregoing transactions;

WHEREAS, pursuant to the First Amendment to the Credit Agreement, dated as of December 21, 2009, among, inter alios, Holdings, the Borrowers, the Lenders party thereto and the Administrative Agent and the Collateral Agent, the Lenders consented to the Second Lien HY Debt Issuance in order to repay the second lien loans in full subject to satisfaction of certain conditions precedent, including delivery of various documents by Radisson Seven Seas (France), a French société en nom collectif (“Radisson France”); and

WHEREAS, pursuant to the First Lien Omnibus Assignment, Assumption and Amendment Agreement dated November 10, 2010 among, inter alios, Radisson France, Mariner, LLC, the Administrative Agent and the Collateral Agent, Mariner, LLC assumed all of the right, title, interest and obligations of Radisson France in, to and under any loan and security documents to which Radisson France is a party and Radisson France has been released from its obligations under the Credit Agreement and the other Loan Documents and the Loan Parties wish to request waiver of the requirement to deliver certain documents under Section 6.01(i)(C) and 6.09(d)(C) of the Credit Agreement as conditions precedent to the initial Second Lien HY Debt Issuance.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.   Consent, Approval and Waiver.

(a)        Subject to satisfaction of the conditions set forth in Section 10(b), effective as of the Voyager Effective Date (as defined in Section 10(b)):

(i)         each of the Lenders party hereto (constituting all of the Lenders) on the Voyager Effective Date hereby consents, (1) in accordance with Sections 10.04(a) and 10.08(b), including clause (vi) thereof, of the Credit Agreement, to the Voyager Transactions and Voyager Contracts Assignment pursuant to the terms and conditions set forth herein and (2) in accordance with Section 10.08(b)(vi), to the release of Supplystill from its obligations as a borrower under the Credit Agreement and the other Loan Documents; provided, that such consent of the Lenders shall only be effective upon the completion of the Voyager Transactions and the Voyager Contracts Assignment, as applicable; provided, further, Supplystill shall be deemed to be a Subsidiary Guarantor as of the Voyager Effective Date in accordance with Section 2(a) hereof; and

(ii)         the Collateral Agent consents, in accordance with Section 2.03(a) of the Collateral Agreement to the assignment by Supplystill, and the assumption by Voyager LLC, of all of its rights, titles, interests and obligations in, to and under the applicable Assigned Contracts (as defined in the Collateral Agreement); provided, such consent of the Collateral Agent shall only be effective upon completion of the Voyager Transactions.

(b)         Subject to the satisfaction of the conditions set forth in Section 10(c), effective as of the Navigator Effective Date (as defined in Section 10(c)):

(i)         each of the Lenders party hereto (constituting all of the Lenders) on the Navigator Effective Date hereby consents, (1) in accordance with Sections 10.04(a) and 10.08(b), including clause (vi) thereof, of the Credit Agreement, to the Navigator Transactions and Navigator Contracts Assignment pursuant to the terms and conditions set forth herein, (2) in accordance with Section 10.08(b)(vi), to the release of CP2 from its obligations as a borrower under the Credit Agreement and the other Loan Documents, and (3) to waive notice of the Navigator Re-flag required under Section 5.10(f) of the Credit Agreement; provided, that such consent of the Lenders shall only be effective upon the completion of the Navigator Transactions and the Navigator Contracts Assignment, as applicable; provided, further, CP2 shall be deemed to be a Subsidiary Guarantor as of the Navigator Effective Date in accordance with Section 2(b) hereof; and

(ii)         the Collateral Agent consents, in accordance with Section 2.03(a) of the Collateral Agreement to the assignment by CP2, and the assumption by Navigator LLC, of all of their rights, titles, interests and obligations in, to and under the applicable Assigned Contracts; provided, such consent of the Collateral Agent shall only be effective upon completion of the Navigator Transactions.

(c)         Subject to satisfaction of the conditions set forth in Section 10(a), effective as of the Waiver Effective Date (as defined in Section 10(a) and, together with the Voyager Effective Date and the Navigator Effective Date, each an “Effective Date”), each of the Lenders party hereto on the Waiver Effective Date (constituting the Required Lenders) hereby waives, in accordance with Section 10.08(b) of the Credit Agreement, any requirement under Sections 6.01(i)(C) and 6.09(d)(C) of the Credit Agreement that the Loan Parties execute and deliver or file the documents specified in such sections as conditions precedent to the initial Second Lien HY Debt Issuance.

2.   Assignment.

(a)         Effective as of the Voyager Effective Date, Supplystill hereby assigns to Voyager, LLC, without recourse and without representation or warranty (other than as expressly provided herein), all of Supplystill’s right, title, interest and obligations in, to and under the Loan Documents and the other documents listed in Schedule A hereto (the “Voyager Loan Documents”) and the Collateral described therein (whether arising prior to, on or following the Voyager Effective Date), subject, in each case, to all existing Liens in favor of the Collateral Agent under the Loan Documents. Notwithstanding the foregoing, as of and after the Voyager Effective Date, Supplystill shall be deemed to be a “Subsidiary Guarantor” for all purposes under the Credit Agreement and the other Loan Documents and shall be subject to and shall benefit from all of the rights and obligations of a Subsidiary Guarantor under the Credit Agreement and the other Loan Documents with the same force and effect as if it were an original signatory as a Subsidiary Guarantor thereto. For avoidance of doubt, each reference to a “Subsidiary Guarantor” in the Credit Agreement and the other Loan Documents shall be deemed to include Supplystill.

(b)         Effective as of the Navigator Effective Date, CP2 hereby assigns to Navigator, LLC, without recourse and without representation or warranty (other than as expressly provided herein), all of CP2’s right, title, interest and obligations in, to and under the Loan Documents and other documents listed in Schedule B hereto (the “Navigator Loan Documents”) and the Collateral described therein (whether arising prior to, on or following the Navigator Effective Date), subject, in each case, to all existing Liens in favor of the Collateral Agent under the Loan Documents. Notwithstanding the foregoing, as of and after the Navigator Effective Date, CP2 shall be deemed to be a “Subsidiary Guarantor” for all purposes under the Credit Agreement and the other Loan Documents and shall be subject to and shall benefit from all of the rights and obligations of a Subsidiary Guarantor under the Credit Agreement and the other Loan Documents with the same force and effect as if it were an original signatory as a Subsidiary Guarantor thereto. For avoidance of doubt, each reference to a “Subsidiary Guarantor” in the Credit Agreement and the other Loan Documents shall be deemed to include CP2.

3.   Assumption.

(a)         Effective as of the Voyager Effective Date, (i) Voyager, LLC hereby assumes from Supplystill all of Supplystill’s right, title, interest and obligations in, to and under the Voyager Loan Documents and the Collateral described therein, subject, in each case, to all existing Liens in favor of the Collateral Agent under the Voyager Loan Documents, and (ii) as of and after the Voyager Effective Date, (A) Voyager, LLC shall be deemed to be a “Material Subsidiary” and a “Subsidiary Borrower” for all purposes under the Credit Agreement and the other Loan Documents and shall be subject to and shall benefit from all of the rights and obligations of a Material Subsidiary or a Subsidiary Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if it were an original signatory thereto and (B) Voyager, LLC shall be deemed to be the “Pledgor” or “Assignor”, as applicable, for all purposes under the applicable Voyager Loan Documents, and shall be subject to and shall benefit from all of the rights and obligations of the Pledgor or the Assignor, as applicable, under such Voyager Loan Documents with the same force and effect as if it were an original signatory thereto.

(b)         Effective as of the Navigator Effective Date, (i) Navigator, LLC hereby assumes from CP2 all of CP2’s right, title, interest and obligations in, to and under the Navigator Loan Documents and the Collateral described therein, subject, in each case, to all existing Liens in favor of the Collateral Agent under the Navigator Loan Documents, and (ii) as of and after the Navigator Effective Date, (A) Navigator, LLC shall be deemed to be a “Material Subsidiary” and a “Subsidiary Borrower” for all purposes under the Credit Agreement and the other Loan Documents and shall be subject to and shall benefit from all of the rights and obligations of a Material Subsidiary or a Subsidiary Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if it were an original signatory thereto and (B) Navigator, LLC shall be deemed to be the “Pledgor” or “Assignor”, as applicable, for all purposes under the applicable Navigator Loan Documents, and shall be subject to and shall benefit from all of the rights and obligations of the Pledgor or the Assignor, as applicable, under such Navigator Loan Documents with the same force and effect as if it were an original signatory thereto.

4.   Release of Assignors; Termination; Several Obligations.

(a)         Subject to Section 1 and satisfaction of the conditions set forth in Section 10(b), following the Voyager Effective Date, (i) Supplystill shall be released from all of its right, title, interest and obligations under the Voyager Loan Documents solely as a “Subsidiary Borrower” and the Collateral described therein, except as otherwise provided herein and (ii) the security over shares agreement dated 13 January 2010 (and as effective on 18 February 2010, the “Supplystill Pledge”), by and between SSC, as chargor, and the Collateral Agent, shall terminate and will be void and of no further effect. For avoidance of doubt, Supplystill shall not be released from any of its right, title, interest or obligations as a Subsidiary Guarantor under the Credit Agreement or any other Loan Document.

(b)         Subject to Section 1 and satisfaction of the conditions set forth in Section 10(c), following the Navigator Effective Date, (i) CP2 shall be released from all of its right, title, interest and obligations solely as a “Subsidiary Borrower” under the Navigator Loan Documents and the Collateral described therein, except as otherwise provided herein, (ii) the pledge and security agreement dated as of January 31, 2008 (“CP2 Pledge”) by and between CPUK as pledgor and the Collateral Agent shall terminate and will be void and of no further effect and (iii) the Statutory Bermuda mortgage dated as of January 31, 2008, relating to the SEVEN SEAS NAVIGATOR will be discharged (subject to the registration of a new mortgage as required by Section 10(c)(xiii)(4)). For avoidance of doubt, CP2 shall not be released from any of its right, title, interest or obligations, in each case, as a Subsidiary Guarantor under the Credit Agreement or any other Loan Document.

5.   Amendments to Credit Agreement. Pursuant to Section 10.08(b) of the Credit Agreement, the Credit Agreement shall be amended as follows:

(a)         effective as of the Waiver Effective Date, the following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“‘Second Omnibus Assignment, Assumption and Amendment’ means the First Lien Omnibus Assignment, Assumption and Amendment Agreement (Navigator and Voyager) between CP2 and Supplystill, as assignors, Navigator Vessel Company, LLC and Voyager Vessel Company, LLC, as assignees, the other Loan Parties party thereto, the Administrative Agent and the Collateral Agent.”;

(b)         effective as of the Waiver Effective Date, the definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended by:

(i)         replacing the word “and” at the end of subsection (g) with the words “, (h) the Mortgaged Vessel Operations Subordination Agreement and”; and

(ii)        renumbering the existing subsection (h) as subsection (i);

(c)         the definition of “Subsidiary Borrower Pledge Agreement” in Section 1.01 of the Credit Agreement is amended as follows:

(i)         effective as of the Waiver Effective Date, paragraph (a) of such definition is deleted in its entirety and is replaced with the words “(a) the New York law Pledge Agreement dated on or around the effective date of the Omnibus Assignment, Assumption and Amendment between SSC and the Collateral Agent pursuant to which the Equity Interests of Mariner, LLC have been pledged to the Collateral Agent,”;

(ii)         effective as of the Voyager Effective Date, paragraph (c) is deleted in its entirety and is replaced with the words “(c) the New York law Pledge Agreement dated on or around the Voyager Effective Date (as defined in the Second Omnibus Assignment, Assumption and Amendment) between SSC and the Collateral Agent pursuant to which the Equity Interests of Voyager Vessel Company, LLC have been pledged to the Collateral Agent.”; and

(iii)         effective as of the Navigator Effective Date, paragraph (b) is deleted in its entirety and is replaced with the words “(b) the New York law Pledge Agreement dated on or around the Navigator Effective Date (as defined in the Second Omnibus Assignment, Assumption and Amendment) between SSC and the Collateral Agent pursuant to which the Equity Interests of Navigator Vessel Company, LLC have been pledged to the Collateral Agent, and”;

(d)         effective as of the Waiver Effective Date, the definition of “Immaterial Subsidiary” in Section 1.01 of the Credit Agreement is amended by replacing the last sentence with the following:

“Notwithstanding the foregoing, (i) no New Vessel Subsidiary shall be an Immaterial Subsidiary, and (ii) none of CP2, Supplystill or CPUK shall be an Immaterial Subsidiary.”;

(e)         effective as of the Waiver Effective Date, Section 10.18 of the Credit Agreement shall be amended by deleting clause (b) in its entirety and replacing it with the following:

“(b) any Liens and any Guarantees created by the Loan Documents against a Person listed in Section 6.05(k) or against a Person that is liquidated or dissolved pursuant to Section 6.05(b)(iv), in each case, in connection with a liquidation, dissolution or other transaction permitted under such sections in which such Person ceases to exist,”; and

(f)         effective as of the Voyager Effective Date, Schedule 10.01 of the Credit Agreement shall be amended by replacing the words “Supplystill Limited” with the words “Voyager Vessel Company, LLC”, and (ii) effective as of the Navigator Effective Date, Schedule 10.01 of the Credit Agreement shall be amended by replacing the words “Celtic Pacific(UK) Two Limited” with the words “Navigator Vessel Company, LLC”.

6.   Amendments to Collateral Agreement.

(a)         Effective as of the Voyager Effective Date, the Collateral Agreement shall be amended as follows:

(i)         by deleting the third row of the table in Schedule I, containing the information of Supplystill, in its entirety and replacing it with the following (with such changes as may be acceptable to the Administrative Agent):

“Voyager Vessel Company, LLC	Limited Liability Company	Delaware	4951034	8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122	Voyager Vessel Company, LLC c/o Seven Seas Cruises S. DE R.L. 8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122 Attention: Gema M. Piñon”;

(ii)         Schedule II of the Collateral Agreement is amended by:

(1)         inserting the following new subparagraph (e) at the end of paragraph 5:

“UCC financing statement amendment (amending the UCC financing statement referred to in 5(c) above) naming Voyager Vessel Company, LLC, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.”; and

(2)         inserting new paragraph 7 immediately following paragraph 6 with the title “Delaware” and inserting the following new subparagraph (a) under such paragraph 7:

“UCC financing statement naming Voyager Vessel Company, LLC, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.”

(b)         Effective as of the Navigator Effective Date, the Collateral Agreement shall be amended as follows:

(i)         by deleting the second row of the table in Schedule I, containing the information of CP2, in its entirety and replacing it with the following (with such changes as may be acceptable to the Administrative Agent):

“Navigator Vessel Company, LLC	Limited Liability Company	Delaware	4951033	8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122	Navigator Vessel Company, LLC c/o Seven Seas Cruises S. DE R.L. 8300 N.W. 33rd Street, Suite 308 Miami, Florida 33122 Attention: Gema M. Piñon”;

(ii)         Schedule II of the Collateral Agreement is amended by:

(1)         inserting the following new subparagraph (f) at the end of paragraph 5:

“UCC financing statement amendment (amending the UCC financing statement referred to in 5(b) above) naming Navigator Vessel Company, LLC, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.”, and

(2)         inserting the following new subparagraph (b) at the end of paragraph 7:

“UCC financing statement naming Navigator Vessel Company, LLC, as Debtor, and the Collateral Agent, as Secured Party, with respect to the Collateral Agreement, Earnings Assignment and Insurance Assignment.”

7.   Amendments to Navigator Earnings Assignment. Effective as of the Navigator Effective Date, the Navigator Earnings Assignment shall be amended by deleting the words “the passenger vessel SEVEN SEAS NAVIGATOR, documented under the laws of the Islands of Bermuda with Official Number 737916 and IMO Number 9064126” and replacing them with the words “the passenger vessel SEVEN SEAS NAVIGATOR, registered under the laws of the Commonwealth of The Bahamas with Official Number [—]1 and IMO Number 9064126”.

8.   Amendments to Insurance Assignments.

(a)         Effective as of the Voyager Effective Date, the Voyager Insurance Assignment shall be amended by replacing Schedule I, including Appendices A and B thereto, in its entirety by the corresponding schedule and appendices provided in Schedule C hereto.

(b)         Effective as of the Navigator Effective Date, the Navigator Insurance Assignment (as hereafter defined) shall be amended by replacing Schedule I, including Appendices A and B thereto, in its entirety by the corresponding schedule and appendices provided in Schedule D hereto.

9.   Amendment to SSC Insurance Assignment.

(a)         Effective as of the Voyager Effective Date, Appendix B to the First Lien Insurance Assignment dated as of January 31, 2008 by SSC to the Collateral Agent shall be amended by deleting the words “Supplystill Limited” and replacing them with the words “Voyager Vessel Company, LLC”;

(b)         Effective as of the Navigator Effective Date, the First Lien Insurance Assignment dated as of January 31, 2008 by SSC to the Collateral Agent shall be amended as follows:

(i)         Schedule I is amended by deleting the words “the passenger vessel SEVEN SEAS NAVIGATOR, registered under the laws of Bermuda with Official Number 737916 and IMO Number 9064126” and replacing them with the words “the passenger vessel SEVEN SEAS NAVIGATOR, registered under the laws of the Commonwealth of The Bahamas with Official Number [—]2 and IMO Number 9064126”; and

(ii)         Appendix B is amended by deleting the words “Celtic Pacific (UK) Two Limited” and replacing them with the words “Navigator Vessel Company, LLC”.

10.   Effectiveness.

(a)         Except as otherwise stated, this Agreement shall become effective as of the date hereof following notification by the Administrative Agent to the Loan Parties that it has received all of the documents and other evidence listed in and complying with the requirements of this Section 10(a) (such date, the “Waiver Effective Date”):

[1]	The new Official Number to be provided upon registration of SEVEN SEAS NAVIGATOR under the laws of the Commonwealth of The Bahamas.

[2]	The new Official Number to be provided upon registration of SEVEN SEAS NAVIGATOR under the laws of the Commonwealth of The Bahamas.

(i)         an electronic copy of each counterpart to this Agreement executed by each Loan Party, the Administrative Agent, the Collateral Agent and the Required Lenders; and

(ii)         the Borrowers shall have paid all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated thereby (including reasonable fees and expenses of the Administrative Agent’s counsel), to the extent invoiced prior to the Waiver Effective Date; provided that nothing in this Amendment shall limit the generality of Section 10.05 of the Credit Agreement.

(b)         The Voyager Transactions and the Voyager Contracts Assignment, and each provision described in this Agreement, including any consent by the Lenders relating thereto that is stated to become effective as of the Voyager Effective Date, shall become effective as of the date on which the Administrative Agent notifies the Loan Parties that it has received all of the documents and other evidence listed in and complying with the requirements of this Section 10(b) (such date, the “Voyager Effective Date”):

(i)         an electronic copy of each counterpart to this Agreement executed by each Loan Party, the Administrative Agent, the Collateral Agent and each Lender;

(ii)         an executed copy of the memorandum of agreement between Supplystill and Voyager, LLC dated on or before the date hereof substantially in the form previously delivered to the Administrative Agent with such changes as may be reasonably acceptable to the Administrative Agent;

(iii)         an executed copy of the pledge agreement between SSC and the Collateral Agent dated on or about the date hereof, pursuant to which SSC shall pledge all of the Equity Interests of Voyager, LLC to the Collateral Agent;

(iv)         the limited liability company certificates issued by Voyager, LLC to SSC representing 100% Equity Interest in Voyager, LLC, with a transfer form executed in blank;

(v)         favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank) of (i) O’Melveny & Myers LLP, transaction counsel for the Loan Parties, (ii) O’Melveny & Myers LLP, English counsel for the Loan Parties, (iii) Arias, Fabrega and Fabrega, Panamanian counsel for the Loan Parties, (iv) Callenders & Co., Bahamian counsel for the Loan Parties, and (v) Reeder & Simpson PC, Marshall Islands counsel for the Loan Parties, provided, however, that each of the foregoing opinions may be issued by another law firm satisfactory to the Administrative Agent; in each case, in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

(vi)         the Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (1), (2), (3) and (4) below:

(1)         a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation, by-laws, partnership agreement, limited liability company agreement (in form and substance reasonably satisfactory to the Administrative Agent) or other equivalent constituent and governing documents, including all amendments thereto of each Loan Party, (x) if available from an official in such jurisdiction, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (y) if not available from an official in such jurisdiction, (A) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (B) otherwise in form and substance reasonably satisfactory to the Administrative Agent,

(2)         a certificate of the Secretary or Assistant Secretary or similar officer or authorized person of each Loan Party dated as of the Voyager Effective Date and certifying:

(A)         that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Voyager Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

(B)         that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and any other Loan Document to which such person is a party delivered in connection herewith and, in the case of Voyager, LLC, the borrowings under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Voyager Effective Date,

(C)         that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation or other equivalent constituent and governing documents of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (A) above,

(D)         as to the incumbency and specimen signature of each officer, director or authorized person executing this Agreement or any other Loan Document delivered in connection herewith on behalf of such Loan Party, and

(E)         in the case of Voyager, LLC, as to the absence, as of the date hereof, of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party (it being understood that after the Voyager Transactions are completed, Supplystill may begin the dissolution and liquidation process),

(3)         a certificate of a director, officer or authorized person as to the incumbency and specimen signature of the Secretary, Assistant Secretary, authorized person or similar officer executing the certificate pursuant to clause (2) above, and

(4)         such other documents as the Administrative Agent and the Collateral Agent may reasonably request,

provided, however, the conditions precedent under this Section 10(b)(vi) may be satisfied by each Loan Party by delivery of a bring-down certificate of Secretary or Assistant Secretary or similar officer or authorized person of such Loan Party dated as of the Voyager Effective Date certifying that the documents previously delivered to the Administrative Agent pursuant to Section 10(c)(vi) have not been amended and remain in full force and effect, to the extent such documents also satisfy the conditions set forth above;

(vii)     the results of a search of Uniform Commercial Code (or equivalent) Lien filings made with respect to Voyager, LLC in the State of Delaware and any other jurisdiction in which the Collateral Agent determines it would be advisable to conduct such a search (including a Transcript of the

Bahamas Register showing the SEVEN SEAS VOYAGER to be owned by Supplystill prior to the transfer of such vessel to Voyager, LLC, free of encumbrances (other than encumbrances created under the existing Loan Documents or under the Second Lien Loan Documents)), together with copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are Permitted Liens or have been released and terminated;

(viii)         the Borrowers shall have paid all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated thereby (including reasonable fees and expenses of the Administrative Agent’s counsel), to the extent invoiced prior to the Voyager Effective Date; provided that nothing in this Amendment shall limit the generality of Section 10.05 of the Credit Agreement;

(ix)         at least 5 Days prior to the Voyager Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT with respect to Voyager, LLC;

(x)         either (1) evidence that the requisite consent under the Second Lien Loan Documents (A) to the Voyager Transactions, the Voyager Contracts Assignment and other transactions related thereto, pursuant to the terms and conditions set forth herein and (B) to the release of Supplystill from its obligations as a borrower under the Second Lien Loan Documents (provided, that such consent shall only be effective upon the completion of the Voyager Transactions) has been obtained or (2) after the Second Lien HY Debt Issuance, delivery of a certificate of SSC confirming that no consent of the Second Lien Administrative Agent, Second Lien Collateral Agent or the holders of the Second Lien Obligations is necessary under the Second Lien HY Debt Documents; and

(xi)         the Collateral Agent shall have received copies of the following documents duly filed and registered by the Loan Parties with the Bahamas Maritime Authority:

(1)         Bill of Sale and Protocol of Delivery and Acceptance relating to the SEVEN SEAS VOYAGER (the “Voyager BOS”),

(2)         statutory forms required by the Bahamas Maritime Authority in connection with the Voyager BOS, including:

(A)         Authorised Officer Form,

(B)         Declaration of Ownership Form,

(C)         Managing Owner’s Form,

(D)         Application for issuance of Continuous Synopsis Record, and

(E)         Certificate of Formation and original Certificate of Good Standing,

(3)         documents relating to registration of the SEVEN SEAS VOYAGER in the name of Voyager, LLC,

(4)         a Transcript of Register issued by the Bahamas Maritime Authority stating that the SEVEN SEAS VOYAGER is owned by Voyager, LLC and that there are of record no liens or other encumbrances on such Mortgaged Vessel except the Voyager Vessel Mortgage (as hereinafter defined) in favor of the Collateral Agent and the Second Lien vessel mortgage in favor of the Second Lien Collateral Agent,

(5)         confirmation letters sent to the Bahamas Maritime Authority by each of Supplystill, Voyager, LLC, the Second Lien Collateral Agent and the Collateral Agent stating that such party does not object to the transfer of the SEVEN SEAS VOYAGER subject to the Voyager Vessel Mortgage,

(6)         notification of Radio Account Authority,

(7)         evidence of marine insurance and letters of undertaking in favor of the Collateral Agent issued by the hull and machinery and war risks underwriters and the protection and indemnity club with respect to the SEVEN SEAS VOYAGER, and

(8)         a certificate signed by an officer or authorized person of each applicable Assignor and an officer or authorized person of each applicable Assignee that it has received any consents and authorizations necessary to consummate the Voyager Transaction (including any shareholder approval); and

(c)         The Navigator Transactions and the Navigator Contracts Assignment, and each provision described in this Agreement, including any consent by the Lenders relating thereto that is stated to become effective as of the Navigator Effective Date, shall become effective as of the date on which the Administrative Agent notifies the Loan Parties that it has received all of the documents and other evidence listed in and complying with the requirements of this Section 10(c) (such date, the “Navigator Effective Date”):

(i)         an electronic copy of each counterpart to this Agreement executed by each Loan Party, the Administrative Agent, the Collateral Agent and each Lender;

(ii)         an executed copy of the memorandum of agreement between CP2 and Navigator, LLC dated on or before the date hereof substantially in the form previously delivered to the Administrative Agent with such changes as may be reasonably acceptable to the Administrative Agent;

(iii)         an executed copy of the pledge agreement between SSC and the Collateral Agent dated on or about the date hereof, pursuant to which SSC shall pledge all of the Equity Interests of Navigator, LLC to the Collateral Agent;

(iv)         the limited liability company certificates issued by Navigator, LLC to SSC representing 100% Equity Interest in Navigator, LLC, with a transfer from executed in blank;

(v)         favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank) of (i) O’Melveny & Myers LLP, transaction counsel for the Loan Parties, (ii) O’Melveny & Myers LLP, English counsel for the Loan Parties, (iii) Arias, Fabrega and Fabrega, Panamanian counsel for the Loan Parties, (iv) Callenders & Co., Bahamian counsel for the Loan Parties, (v) Reeder & Simpson PC, Marshall Islands counsel for the Loan Parties, and (vi) Burke & Parsons, maritime counsel for the Loan Parties, provided, however, that each of the foregoing opinions may be issued by another law firm satisfactory to the Administrative Agent; in each case, in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

(vi)         the Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (1), (2), (3) and (4) below:

(1)         a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation, by-laws, partnership agreement, limited liability company agreement (in form and substance reasonably satisfactory to the Administrative Agent) or other equivalent constituent and governing documents, including all amendments thereto of each Loan Party, (x) if available from an official in such jurisdiction, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (y) if not available from an official in such jurisdiction, (A) certified by the Secretary or Assistant Secretary of each such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (B) otherwise in form and substance reasonably satisfactory to the Administrative Agent,

(2)         a certificate of the Secretary or Assistant Secretary or similar officer or authorized person of each Loan Party dated as of the Navigator Effective Date and certifying:

(A)         that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Navigator Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

(B)         that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and any other Loan Document to which such person is a party delivered in connection herewith and, in the case of Navigator, LLC, the borrowings under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Navigator Effective Date,

(C)         that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation or other equivalent constituent and governing documents of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (A) above,

(D)         as to the incumbency and specimen signature of each officer, director or authorized person executing this Agreement or any other Loan Document delivered in connection herewith on behalf of such Loan Party,

(E)         in the case of Navigator, LLC, as to the absence, as of the date hereof, of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party (it being understood that after the Navigator Transactions are completed, CP2 may begin the dissolution and liquidation process), and

(F)         in the case of CP2, a true and complete copy of resolutions duly adopted by all shareholders of CP2 approving the Navigator Transfer,

(3)         a certificate of a director, officer or authorized person as to the incumbency and specimen signature of the Secretary, Assistant Secretary, authorized person or similar officer executing the certificate pursuant to clause (2) above, and

(4)         such other documents as the Administrative Agent and the Collateral Agent may reasonably request,

provided, however, the conditions precedent under this Section 10(c)(vi) may be satisfied by each Loan Party by delivery of a bring-down certificate of Secretary or Assistant Secretary or similar officer or authorized person of such Loan Party dated as of the Navigator Effective Date certifying that the documents previously delivered to the Administrative Agent pursuant to Section 10(b)(vi) have not been amended and remain in full force and effect, to the extent such documents also satisfy the conditions set forth above;

(vii)         the results of a search of Uniform Commercial Code (or equivalent) Lien filings made with respect to Navigator, LLC in the State of Delaware and any other jurisdiction in which the Collateral Agent determines it would be advisable to conduct such a search (including a Transcript of the Department of Maritime Administration in Bermuda showing the SEVEN SEAS NAVIGATOR to be owned by CP2 prior to the transfer of such vessel to Navigator, LLC, free of encumbrances (other than encumbrances created under the existing Loan Documents or under the Second Lien Loan Documents)), together with copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are Permitted Liens or have been released and terminated;

(viii)         the Borrowers shall have paid all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated thereby (including reasonable fees and expenses of the Administrative Agent’s counsel), to the extent invoiced prior to the Navigator Effective Date; provided that nothing in this Amendment shall limit the generality of Section 10.05 of the Credit Agreement;

(ix)         at least 5 Days prior to the Navigator Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT with respect to Navigator, LLC;

(x)         letter requesting SEVEN SEAS NAVIGATOR to be deleted from Bermuda Registry, signed by an authorized officer of CP2;

(xi)         evidence that (i) the existing mortgage registered against the SEVEN SEAS NAVIGATOR in favor of the Collateral Agent will be, effective as of the Navigator Effective Date, recorded at the Department of Maritime Administration in Bermuda as discharged and released by the Collateral Agent and (ii) the existing mortgage registered against SEVEN SEAS NAVIGATOR in favor of the Second Lien Collateral Agent will be, effective as of the Navigator Effective Date, recorded at the Department of Maritime Administration in Bermuda as discharged and released by the Second Lien Collateral Agent, in each case, issued by the Department of Maritime Administration in Bermuda not more than 24 hours prior to the registration of the SEVEN SEAS NAVIGATOR under the Bahamas flag;

(xii)         either (1) evidence that the requisite consent under the Second Lien Loan Documents (A) to the Navigator Transactions, the Navigator Contracts Assignment and other transactions related thereto, pursuant to the terms and conditions set forth herein and (B) to the release of CP2 from its obligations as a borrower under the Second Lien Loan Documents (provided, that such consent shall only be effective upon the completion of the Navigator Transactions) has been obtained or (2) after the Second Lien HY Debt Issuance, delivery of a certificate of SSC confirming that no consent of the Second Lien Administrative Agent, Second Lien Collateral Agent or the holders of the Second Lien Obligations is necessary under the Second Lien HY Debt Documents; and

(xiii)     the Collateral Agent shall have received copies of the following documents duly filed and registered by the Loan Parties with the Bahamas Maritime Authority:

(1)         Bill of Sale and Protocol of Delivery and Acceptance relating to the SEVEN SEAS NAVIGATOR (the “Navigator BOS”),

(2)         statutory forms required by the Bahamas Maritime Authority in connection with the Navigator BOS, including:

(A)         Authorised Officer Form,

(B)         Declaration of Ownership Form,

(C)         Managing Owner’s Form,

(D)         Application for issuance of Continuous Synopsis Record, and

(E)         Certificate of Formation and original Certificate of Good Standing,

(3)         documents relating to registration of the SEVEN SEAS NAVIGATOR in the name of Navigator, LLC,

(4)         evidence that the new first priority ship mortgage has been duly executed and delivered by Navigator, LLC and duly registered in accordance with the laws of the Commonwealth of The Bahamas, with respect to the SEVEN SEAS NAVIGATOR, and such other evidence that the Collateral Agent may deem necessary in order to create a valid first priority ship mortgage and subsisting Lien securing the Obligations on the SEVEN SEAS NAVIGATOR described therein in favor of the Collateral Agent for the benefit of the Secured Parties (the “Navigator Vessel Mortgage”) and that all registration fees in connection therewith have been duly paid,

(5)         a Transcript of Register issued by the Bahamas Maritime Authority stating that the SEVEN SEAS NAVIGATOR is owned by Navigator, LLC and that there are of record no liens or other encumbrances on such Mortgaged Vessel except the Navigator Vessel Mortgage in favor of the Collateral Agent and the Second Lien vessel mortgage in favor of the Second Lien Collateral Agent,

(6)         notification of Radio Account Authority,

(7)         evidence of marine insurance and letters of undertaking in favor of the Collateral Agent issued by the hull and machinery and war risks underwriters and the protection and indemnity club with respect to both the SEVEN SEAS NAVIGATOR, and

(8)         a certificate signed by an officer or authorized person of each applicable Assignor and an officer or authorized person of each applicable Assignee that it has received any consents and authorizations necessary to consummate the Navigator Transaction (including any shareholder approval); and

(xiv)     an executed copy of a deed of covenants relating to the SEVEN SEAS NAVIGATOR, dated on or around the Navigator Effective Date, between Navigator, LLC, as owner and the Collateral Agent substantially in the form previously delivered to the Administrative Agent with such changes as may be reasonably acceptable to the Administrative Agent.

11.   Conditions Subsequent.   Each of the following conditions shall be satisfied within the time period specified below:

(a)         if any of Supplystill, CP2, CPUK or any other Loan Party is dissolved pursuant to Section 6.05(b)(iv) of the Credit Agreement, the Borrowers shall promptly, and in any event within five (5) business days of completion of such dissolution, deliver to the Administrative Agent evidence that Supplystill, CP2, CPUK or the relevant Loan Party, as applicable, has been dissolved, together with the updated group structure chart, provided, however, that if the Administrative Agent shall have determined, in its sole judgment, that the Loan Parties have used their best efforts to comply with the provisions of this Section 11(a) but have not been able to do so within such time period, the Agent may permit the Borrowers a grace period five (5) business days (or any other period the Administrative Agent may deem appropriate, it its sole discretion) after such date to deliver the evidence described in this Section 11(a); and

(b)         within six months from the date of provisional registration, Navigator, LLC shall comply with all requirements of the Bahamas Maritime Authority in order to permanently register the SEVEN SEAS NAVIGATOR under the flag of the Commonwealth of The Bahamas including without limitation the following:

(i)         to arrange for an inspector from the Bahamas Maritime Authority to visit the SEVEN SEAS NAVIGATOR to verify that the carving and marking have been correctly carried out and to conduct the required initial inspection so that a Certificate of Inspection may be issued by the Bahamas Maritime Authority; and

(ii)             to obtain from the Department of Maritime Administration in Bermuda a deletion certificate or such other equivalent document (A) evidencing the deletion or release of the SEVEN SEAS NAVIGATOR from the Department of Maritime Administration in Bermuda; and (B) confirming that there are no mortgages, liens or other encumbrances on the SEVEN SEAS NAVIGATOR, provided, however, that if the Administrative Agent shall have determined, in its sole judgment, that the Loan Parties have used their best efforts to comply with the provisions of this Section 11(b) but have not been able to do so within such time period, the Agent may permit the Loan Parties a grace period of not longer than 60 days (or any other period the Administrative Agent may deem appropriate, it its sole discretion) after such date to complete any remaining items.

12.   Representations and Warranties of the Loan Parties.   Each of the Loan Parties represents and warrants to the other, to the Lenders, to the Administrative Agent and to the Collateral Agent that, as of each Effective Date:

(a)         this Agreement and each other Loan Document to which it is a party delivered in connection herewith has been duly authorized, executed and delivered by such Loan Party, constitutes the legal, valid and binding obligations of such Loan Party enforceable against it in accordance with its terms and the Credit Agreement, and will not violate the certificate or articles of incorporation or bylaws (or other similar documents) of such Loan Party, as applicable;

(b)         the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of each Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date);

(c)         all approvals, authorizations, or other actions by, or filings with, any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement and each other Loan Document to which it is a party delivered in connection herewith have been obtained; and

(d)         no Default or Event of Default has occurred and is continuing under any Loan Document.

13.   Representations and Warranties of Assignors.   The representations and warranties of each Assignor contained in this Agreement and in each other Loan Document to which it is a party are true and correct in all material respects immediately prior to each Effective Date, except to the extent any such representation or warranty is stated expressly to be made only on or as of another prior date, in which case, such representation or warranty is true and correct in all material respects on and as of such earlier date.

14.   Representations and Warranties of Assignees.   The representations and warranties of each Assignee contained in this Agreement and in each other Loan Document to which it is a party are true and correct in all material respects immediately upon the occurrence of, and as of, each Effective Date, except to the extent any such representation or warranty is stated expressly to be made only on or as of another prior date, in which case, such representation or warranty is true and correct in all material respects on and as of such earlier date.

15.   Reaffirmation.   Each Loan Party hereby ratifies and reaffirms as of each Effective Date that its Guarantee under Article IX of the Credit Agreement (to the extent such Loan Party is a Guarantor) or its joint and several liability under the Credit Agreement (to the extent such Loan Party is a Borrower), as applicable, and each and every security interest and lien granted by it in favor of the Secured Parties under the Security Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, and any other obligations purported to be guaranteed by its Guarantee under Article IX of the Credit Agreement (to the extent such Loan Party is a Guarantor) or by its joint and several liability under the Credit Agreement (to the extent such Loan Party is a Borrower), as applicable, or any obligations secured under the Security Documents, including, without limitation, the payment and performance of all Obligations in respect of the Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Documents (including, without limitation, the obligations of the Borrowers with respect to the Loans). Neither this Agreement nor any other agreement or matter relating hereto shall release, reduce or diminish any Loan Party’s obligations (other than as set forth herein) to the Secured Parties under the Security Documents, the Guarantee or any other Loan Document, or prejudice, alter or in any regard adversely affect the rights and remedies of any Secured Party in respect thereof. SSC hereby acknowledges and confirms that all of its claims against or in connection with any Mortgaged Vessel, its earnings or insurances or against any Subsidiary Borrower, whether now existing or may at anytime hereafter arising, shall rank and be in all respects subject and subordinate to all of the Collateral Agent’s rights and claims and all the rights and claims of the Secured Parties.

16.   Reference to and Effect on the Loan Documents.   Except as expressly provided herein, all provisions, terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any other rights or remedies that the Administrative Agent, Collateral Agent or any Lender may have. As amended hereby, the Credit Agreement and each Loan Document are ratified and confirmed in all respects. Whenever the “Credit Agreement” or a “Loan Document” is referred to in the Credit Agreement, any other Loan Document or any of the exhibits, schedules or annexes thereto or any other instrument or document executed in connection therewith, it shall be deemed to mean the Credit Agreement or such Loan Document as modified and amended hereby. The Loan Parties and the Administrative Agent hereby designate this Agreement as a Loan Document. Notwithstanding anything to the contrary, following the Navigator Effective Date, all references in the Credit Agreement and the Loan Documents to the place of registration of the SEVEN SEAS NAVIGATOR, the official number and the law governing the registration of the SEVEN SEAS NAVIGATOR shall refer to The Bahamas, the new official number granted by the Bahamas Maritime Authority and the laws of the Commonwealth of The Bahamas, respectively.

17.   Release of Pledge Agreements.

(a)         Upon the occurrence of the Voyager Effective Date, the Administrative Agent agrees to deliver to Supplystill an executed release of the Supplystill Pledge, substantially in the form distributed to the Administrative Agent prior to the date hereof.

(b)         Upon the occurrence of the Navigator Effective Date, the Administrative Agent agrees to deliver to CP2 an executed release of the CP2 Pledge, substantially in the form distributed to the Administrative Agent prior to the date hereof.

18.   Miscellaneous.

(a)         Releases. In consideration for the execution of this Agreement, each Loan Party and their Affiliates (the “Releasors”) unconditionally and irrevocably acquits and fully forever releases and discharges each Lender, the Administrative Agent, the Collateral Agent and all Affiliates, partners, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”), as of each Effective Date, from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, known or unknown, direct or indirect, suspected or claimed, whether arising under common law, in equity or under statute, which such Releasor ever had or now has against any of the Releasees and which may have arisen at any time prior to the applicable Effective Date and which were in any manner related to this Agreement, the Credit Agreement, any other Loan Document or related documents, instruments or agreements or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each Releasor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Releasees or of any facts or acts or omissions of the Releasees which on each Effective Date would be the basis of a claim by the Releasors against the Releasees which is not released hereby. Each Releasor represents and warrants that it has not purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Claims to any other person or entity and that the foregoing constitutes a full and complete release of all Released Claims. Releasors have granted this release freely and voluntarily and without duress.

(b)         No Other Amendments or Waivers. This Agreement shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.

(c)         Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d)         Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(e)         Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

[Remainder of page left blank intentionally; signatures follow on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CELTIC PACIFIC (UK) TWO LIMITED, as Subsidiary Borrower (prior to the Navigator Effective Date)

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Attorney in fact

SUPPLYSTILL LIMITED, as Subsidiary Borrower (prior to the Voyager Effective Date)

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Attorney in fact

Signature page to First Lien Omnibus Assignment, Assumption

and Amendment Agreement (Navigator and Voyager)

CELTIC PACIFIC (UK) TWO LIMITED, as Assignor and as Subsidiary Guarantor (in each case, on and after the Navigator Effective Date)

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Attorney in fact

SUPPLYSTILL LIMITED, as Assignor and as Subsidiary Guarantor (in each case, on and after the Voyager Effective Date)

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Attorney in fact

NAVIGATOR VESSEL COMPANY, LLC, as Assignee and as Subsidiary Borrower (in each case, on and after the Navigator Effective Date)

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Vice President and Secretary

VOYAGER VESSEL COMPANY, LLC, as Assignee and as Subsidiary Borrower (in each case, on and after the Voyager Effective Date)

By:	/s/ Gema M. Piñon
Name: Gema M. Piñon
Title: Vice President and Secretary

Signature page to First Lien Omnibus Assignment, Assumption

and Amendment Agreement (Navigator and Voyager)

PRESTIGE CRUISE HOLDINGS, INC., as Guarantor

By:	/s/ Gema M. Piñon
	Name:	Gema M. Piñon
	Title:	Senior Vice President, General Counsel and Secretary

SEVEN SEAS CRUISES S. DE R.L., as Borrower

By:	/s/ Gema M. Piñon
	Name:	Gema M. Piñon
	Title:	Senior Vice President, General Counsel and Secretary

MARINER, LLC, as Subsidiary Borrower

By:	/s/ Gema M. Piñon
	Name:	Gema M. Piñon
	Title:	Manager

REGENT SEVEN SEAS CRUISES UK LIMITED, as Subsidiary Guarantor

By:	/s/ Gema M. Piñon
	Name:	Gema M. Piñon
	Title:	Attorney in fact

CELTIC PACIFIC (UK) LIMITED, as Subsidiary Guarantor

By:	/s/ Gema M. Piñon
	Name:	Gema M. Piñon
	Title:	Attorney in fact

Signature page to First Lien Omnibus Assignment, Assumption

and Amendment Agreement (Navigator and Voyager)

SSC (FRANCE) LLC, as Subsidiary Guarantor

By:	/s/ Gema M. Piñon
	Name:	Gema M. Piñon
	Title:	Manager

Signature page to First Lien Omnibus Assignment, Assumption

and Amendment Agreement (Navigator and Voyager)

HSBC BANK PLC, as Administrative Agent and Collateral Agent

By:	/s/ Chris Mercett
	Name:	Chris Mercett
	Title:	Authorized Signatory

HSBC BANK PLC , as Lender

By:	/s/ David Stent
	Name:	David Stent
	Title:	Director

Signature page to First Lien Omnibus Assignment, Assumption

and Amendment Agreement (Navigator and Voyager)

BANK OF SCOTLAND PLC, as Lender

By:	/s/ Martin Strevens
	Name:	Martin Strevens
	Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Guy-Olivier Bygodt
	Name:	Guy-Olivier Bygodt
Title:

By:	/s/ Jérôme LeBlond
	Name:	Jérôme LeBlond
Title:

[DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT], as Lender

By:	/s/ Tanja Lauerer
	Name:	Tanja Lauerer
	Title:	Assistant General Manager

By:	/s/ Yves Kallina
	Name:	Yves Kallina
	Title:	Assistant General Manager

p.p. DnB NOR BANK ASA, as Lender

By:	/s/ Kjerstin Braathen
	Name:	Kjerstin Braathen
	Title:	Senior Vice President

DVB BANK SE, ROTTERDAM BRANCH, as Lender

By:	/s/ E. L. Grüner-Hegge
Name: E.L. Grüner-Hegge Title: MD

By:	/s/ [Authorized Signatory]
Name: Title:

SCOTIABANK EUROPE PLC, as Lender

By:	/s/ R. Harrington
Name: R. Harrington Title: Managing Director

By:	/s/ J.G. Stark
Name: J.G. Stark Title: Director

KFW IPEX-Bank GmbH, as Lender

By:	/s/ Torsten Jellestad
Name: Torsten Jellestad Title: Vice President

By:	/s/ Claudia Wenzel
Name: Claudia Wenzel Title: Assistant Vice President

The Royal Bank of Scotland PLC, as Lender

By:	/s/ Roy Francis Warren
Name: Roy Francis Warren Title: Managing Director Head of Structured Asset Finance

SANTANDER ASSET FINANCE PLC FORMERLY KNOWN AS ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC, as Lender

By:	/s/ Mark McCarthy
Name: Mark McCarthy Title: Head of Shipping

By:
Name: Title:

[BARCLAYS BANK PLC], as Lender

By:	/s/ Spencer Jesner
Name: Spencer Jesner Title: Managing Director

UNICREDIT BANK AG (FORMERLY KNOWN AS BAYERISCHE HYPO- UND VEREINSBANK AG), as Lender

By:	/s/ Torsten Heise
Name: Torsten Heise Title: Associate Director

By:	/s/ Oliver Auer
Name: Oliver Auer Title: Associate Department Director

SCHEDULE A

Voyager Loan Documents

1.	The Credit Agreement;

2.

The Collateral Agreement, dated as of January 31, 2008, among Mariner, LLC, CP2 and Supplystill, as Subsidiary Borrowers and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”);

3.

First Lien Earnings Assignment, made as of January 31, 2008, by Supplystill to the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Voyager Earnings Assignment”);

4.

First Lien Insurance Assignment, made as of January 31, 2008, by Supplystill to the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Voyager Insurance Assignment”);

5.

Statutory Bahamian mortgage dated as of January 31, 2008, relating to the SEVEN SEAS VOYAGER (as amended, restated, supplemented or otherwise modified from time to time, the “Voyager Vessel Mortgage”);

6.

Deed of Covenants relating to the SEVEN SEAS VOYAGER, dated as of January 31, 2008, between Supplystill, as owner and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Voyager Deed of Covenants”);

7.	Intercreditor Agreement;

8.

Charter Agreement, dated as of January 31, 2008, by and between Supplystill and SSC (as amended, restated, supplemented or otherwise modified from time to time, the “Voyager Charter Agreement” and, together with the Navigator Charter Agreement, the “Charter Agreements”); and

9.	Management Agreement dated October 25, 2001 between CPUK and Supplystill (as amended, restated, supplemented or otherwise modified from time to time, the “Voyager Management Agreement”).

SCHEDULE B

Navigator Loan Documents

1.	The Credit Agreement;

2.	Collateral Agreement;

3.

First Lien Earnings Assignment, made as of January 31, 2008, by CP2 to the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Navigator Earnings Assignment”);

4.

First Lien Insurance Assignment, made as of January 31, 2008, by CP2 to the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Navigator Insurance Assignment”);

6.	Intercreditor Agreement;

7.	Charter Agreement, dated as of January 31, 2008, by and between CP2 and SSC (as amended, restated, supplemented or otherwise modified from time to time, the “Navigator Charter Agreement”); and

8.	Management Agreement, dated November 29, 2000, by and between CPUK and CP2 (as amended, restated, supplemented or otherwise modified from time to time, the “Navigator Management Agreement”).

SCHEDULE C

SCHEDULE I

NOTICE OF ASSIGNMENT OF INSURANCES

VOYAGER VESSEL COMPANY, LLC (the “Owner”), the owner of the passenger vessel SEVEN SEAS VOYAGER, registered under the laws of the Commonwealth of The Bahamas with Official Number 8000610 and IMO Number 9247144 (the “Vessel”), HEREBY GIVES NOTICE that by an Assignment in writing dated as of January 31, 2008, made by Supplystill Limited and assumed by the Owner on                                  to HSBC Bank plc as administrative agent and collateral agent (the “First Mortgagee”) under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), the Owner assigned to the First Mortgagee all its right, title and interest in all insurances in respect of the Vessel including the insurances constituted by the policy whereon this Notice is endorsed.

Dated:         as of

VOYAGER VESSEL COMPANY, LLC

By
Name:
Title:

APPENDIX A

LOSS PAYABLE CLAUSE

HULL AND MACHINERY, HULL INTEREST AND WAR (FIRST MORTGAGE)

BY AN ASSIGNMENT IN WRITING dated as of January 31, 2008 and assumed by VOYAGER VESSEL COMPANY, LLC on                                  (the “Owner”), the Owner assigned absolutely to HSBC BANK PLC (the “First Mortgagee”) acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent and administrative agent under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), first mortgagee of the passenger vessel SEVEN SEAS VOYAGER, registered under the laws of the Commonwealth of The Bahamas with Official Number 8000610 and IMO Number 9247144 (the “Vessel”) pursuant to a first priority statutory ship mortgage and deed of covenants each dated as of January 31, 2008 (collectively, the “First Mortgage”) this policy and all benefits thereof including all claims of whatsoever nature hereunder.

Claims hereunder for an actual total loss, arranged, agreed or compromised or constructive total loss shall be payable to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

Subject thereto, all other claims shall be payable as provided in subsections (a) and (b) below; PROVIDED HOWEVER that upon notice from the First Mortgagee to the underwriters of a default under the First Lien Credit Agreement, all claims under this policy of insurance shall be payable to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

(a)        A claim in respect of any one casualty or occurrence where the aggregate claim against all insurers does not exceed FIVE MILLION UNITED STATES DOLLARS (US$5,000,000) or the equivalent in any other currency, prior to adjustment for any franchise or deductible under the terms of the policy, shall be paid directly to the Owner for the repair, salvage or other charges involved or as reimbursement if the Owner has fully repaired all damage sustained to the Vessel and paid all the salvage or other charges.

(b)        A claim in respect of any one casualty or occurrence where the aggregate claim against all insurers exceeds FIVE MILLION UNITED STATES DOLLARS (US$5,000,000) or the equivalent in any other currency prior to adjustment for any franchise or deductible under the terms of the policy, shall, subject to the prior written consent of the First Mortgagee, be paid to the Owner as and when the Vessel is restored to her former state and condition and the liability in respect of which the insurance loss is payable is discharged, and provided that the insurers may with such consent as aforesaid make payment on account of repairs in the course of being effected, but, in the absence of such prior written consent shall be payable directly to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

APPENDIX B

LOSS PAYABLE CLAUSE

PROTECTION AND INDEMNITY

Vessel	IMO No.	Owner
m.v. SEVEN SEAS VOYAGER	9247144	Voyager Vessel Company, LLC

Payment of any recovery the Owner, Seven Seas Cruises S. DE R.L., Prestige Cruise Services LLC, Celtic Pacific (UK) Limited and Seven Seas Services Limited, as their interests may appear, is entitled to receive out of the funds of the Association in respect of any liability, costs or expenses incurred by it shall be made to such person or to its order unless and until the Association receives notice from HSBC BANK PLC, acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent for itself and others (together with its successors and assigns, the “Collateral Agent”), that the Owner is in default under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”) or is otherwise obligated to deliver such recovery to the Collateral Agent, in which event all recoveries shall thereafter be paid to the Collateral Agent or its order, provided always that no liability whatsoever shall attach to the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two clear business days from the receipt of such notice. The Association shall, unless it receives from the Collateral Agent notice to the contrary, be at liberty at the request of the Owner to provide bail or other security to prevent the arrest or obtain the release of the Vessel, without liability to the Collateral Agent.

SCHEDULE D

SCHEDULE I

NOTICE OF ASSIGNMENT OF INSURANCES

NAVIGATOR VESSEL COMPANY, LLC (the “Owner”), the owner of the passenger vessel SEVEN SEAS NAVIGATOR, registered under the laws of the Commonwealth of The Bahamas with Official Number [—]3 and IMO Number 9064126 (the “Vessel”), HEREBY GIVES NOTICE that by an Assignment in writing dated as of January 31, 2008 made by Celtic Pacific (UK) Two Limited and assumed by the Owner on                              to HSBC Bank plc as administrative agent and collateral agent (the “First Mortgagee”) under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), the Owner assigned to the First Mortgagee all its right, title and interest in all insurances in respect of the Vessel including the insurances constituted by the policy whereon this Notice is endorsed.

Dated:          as of

NAVIGATOR VESSEL COMPANY, LLC

By
Name:
Title:

[3]	The new Official Number to be provided upon registration of SEVEN SEAS NAVIGATOR under the laws of the Commonwealth of The Bahamas.

APPENDIX A

LOSS PAYABLE CLAUSE

HULL AND MACHINERY, HULL INTEREST AND WAR (FIRST MORTGAGE)

BY AN ASSIGNMENT IN WRITING dated as of January 31, 2008 and assumed by NAVIGATOR VESSEL COMPANY, LLC on                                  (the “Owner”), the Owner assigned absolutely to HSBC BANK PLC (the “First Mortgagee”) acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent and administrative agent under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), first mortgagee of the passenger vessel SEVEN SEAS NAVIGATOR, registered under the laws of the Commonwealth of The Bahamas with Official Number [—]4 and IMO Number 9064126 (the “Vessel”) pursuant to a first priority statutory ship mortgage and deed of covenants each dated as of                                      (collectively, the “First Mortgage”) this policy and all benefits thereof including all claims of whatsoever nature hereunder.

Claims hereunder for an actual total loss, arranged, agreed or compromised or constructive total loss shall be payable to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

Subject thereto, all other claims shall be payable as provided in subsections (a) and (b) below; PROVIDED HOWEVER that upon notice from the First Mortgagee to the underwriters of a default under the First Lien Credit Agreement, all claims under this policy of insurance shall be payable to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

(a)        A claim in respect of any one casualty or occurrence where the aggregate claim against all insurers does not exceed FIVE MILLION UNITED STATES DOLLARS (US$5,000,000) or the equivalent in any other currency, prior to adjustment for any franchise or deductible under the terms of the policy, shall be paid directly to the Owner for the repair, salvage or other charges involved or as reimbursement if the Owner has fully repaired all damage sustained to the Vessel and paid all the salvage or other charges.

[4]	The new Official Number to be provided upon registration of SEVEN SEAS NAVIGATOR under the laws of the Commonwealth of The Bahamas.

(b)        A claim in respect of any one casualty or occurrence where the aggregate claim against all insurers exceeds FIVE MILLION UNITED STATES DOLLARS (US$5,000,000) or the equivalent in any other currency prior to adjustment for any franchise or deductible under the terms of the policy, shall, subject to the prior written consent of the First Mortgagee, be paid to the Owner as and when the Vessel is restored to her former state and condition and the liability in respect of which the insurance loss is payable is discharged, and provided that the insurers may with such consent as aforesaid make payment on account of repairs in the course of being effected, but, in the absence of such prior written consent shall be payable directly to the First Mortgagee for distribution first to itself and thereafter to others, as their respective interests may appear.

APPENDIX B

LOSS PAYABLE CLAUSE

PROTECTION AND INDEMNITY

Vessel	IMO No.	Owner
m.v. SEVEN SEAS NAVIGATOR	9064126	Navigator Vessel Company, LLC

Payment of any recovery the Owner, Seven Seas Cruises S. DE R.L., Prestige Cruise Services LLC, Celtic Pacific (UK) Limited and Seven Seas Services Limited, as their interests may appear, is entitled to receive out of the funds of the Association in respect of any liability, costs or expenses incurred by it shall be made to such person or to its order unless and until the Association receives notice from HSBC BANK PLC, acting through its office at 8 Canada Square, London E14 5HQ, as collateral agent for itself and others (together with its successors and assigns, the “Collateral Agent”), that the Owner is in default under a first lien credit agreement dated as of January 31, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”) or is otherwise obligated to deliver such recovery to the Collateral Agent, in which event all recoveries shall thereafter be paid to the Collateral Agent or its order, provided always that no liability whatsoever shall attach to the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two clear business days from the receipt of such notice. The Association shall, unless it receives from the Collateral Agent notice to the contrary, be at liberty at the request of the Owner to provide bail or other security to prevent the arrest or obtain the release of the Vessel, without liability to the Collateral Agent.